Exhibit 99.1

THIRD AMENDMENT

THIS THIRD AMENDMENT (this “Amendment”) dated as of December 31, 2008 is among ICT Group, Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, revolving credit facilities have been extended to the Borrower pursuant to the Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of June 24, 2005 among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Amendments. The Credit Agreement is amended in the following respects:

2.1 The Aggregate Revolving Commitments are permanently reduced from $125,000,000 to $75,000,000.

2.2 The pricing grid in the definition of “Applicable Rate” in Section 1.01 is amended to read as follows:

Pricing Tier	Consolidated Total Leverage Ratio	Commitment Fee	Letter of Credit Fee and Eurocurrency Loans	Base Rate Loans
I	Less than or equal to 1.0:1.0	0.350%	1.75%	0.25%
II	Less than or equal to 1.5:1.0 but greater than 1.0:1.0	0.400%	2.00%	0.50%
III	Less than or equal to 2.0:1.0 but greater than 1.5:1.0	0.450%	2.25%	0.75%
IV	Less than or equal to 2.5:1.0 but greater than 2.0:1.0	0.525%	2.50%	1.00%
V	Greater than 2.5:1.0	0.650%	3.00%	1.50%

2.3 The definitions of “Base Rate”, “Consolidated EBITDA”, “Eurocurrency Base Rate” and “Restricted Payment” in Section 1.01 are amended to read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the Prime Rate and (c) except during a Eurocurrency Unavailability Period, the Eurocurrency Rate plus 1.50%.

“Consolidated EBITDA” means, for any period for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus the following to the extent deducted in calculating such Consolidated Net Income: (a) Consolidated Interest Charges for such period, (b) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (c) the amount of depreciation and amortization expense for such period, (d) non-cash charges relating to the write-down of intangible assets (including goodwill) in an aggregate amount up to $15 million in any fiscal year, and (e) restructuring charges and charges relating to the impairment of tangible assets incurred during the twelve month period ending June 30, 2009 in an aggregate amount up to $20,000,000, all as determined in accordance with GAAP but excluding extraordinary gains and losses and the related tax effects thereon.

“Eurocurrency Base Rate” means:

(a) For any Interest Period with respect to a Eurocurrency Rate Loan, the rate per annum equal to (i) the British Bankers Association LIBOR Rate (“BBA LIBOR”) as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. London time two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch (or other Bank of America branch or Affiliate) to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. London time two Business Days prior to the commencement of such Interest Period.

(b) For any interest rate calculation with respect to a Base Rate Loan, the rate per annum equal to (i) BBA LIBOR as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m. London time on the date of determination (provided that if such date is not a Business Day, the next preceding Business Day) for Dollar deposits (for delivery on such date) with a term equivalent to one month or (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in Same Day Funds in the approximate amount of the Base Rate Loan being made, continued or converted by Bank of America and with a term equivalent to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurocurrency market at their request at approximately 11:00 a.m. London time on the date of determination. If the Administrative Agent is not able to determine the rate pursuant to this clause (b), then such rate shall be deemed to be the Prime Rate.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Capital Stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Capital Stock (other than any option, warrant or other right to acquire any such Capital Stock).

2.4 The definitions of “Eurocurrency Unavailability Period”, “Impacted Lender” and “Prime Rate” are added to Section 1.01 to read as follows:

“Eurocurrency Unavailability Period” means any period of time during which a notice delivered to the Borrower in accordance with Section 3.03 shall remain in force and effect.

“Impacted Lender” means any Lender as to which (a) the L/C Issuer has a good faith belief that such Lender has failed to fulfill its obligations under one or more other syndicated credit facilities or (b) any Person that controls such Lender has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

“Prime Rate” means the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

2.5 Clause (vii) of the definition of “Permitted Acquisitions” in Section 1.01 is amended to read as follows:

(vii) the Total Consideration paid by the Borrower and its Subsidiaries for all such Acquisitions consummated after December 31, 2008 shall not exceed $5,000,000 in any fiscal year.

2.6 Section 2.03(a)(ii)(E) is amended to read as follows:

(E) a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender or an Impacted Lender, unless the L/C Issuer has entered into arrangements satisfactory to the L/C Issuer with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender; or

2.7 The following is added to the end of the second sentence of Section 2.03(i):

; provided that (1) no Letter of Credit fees shall accrue in favor of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) any Letter of Credit fee accrued in favor of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender

2.8 The following sentence is added to Section 2.04(a) immediately after the first sentence thereof:

Notwithstanding anything herein to the contrary, the Swing Line Lender shall be under no obligation to make any Swing Line Loan if a default of any Lender’s obligations to fund under Section 2.04(c) exists or any Lender is at such time a Defaulting Lender or an Impacted Lender, unless the Swing Line Lender has entered into arrangements satisfactory to the Swing Line Lender with the Borrower or such Lender to eliminate the Swing Line Lender’s risk with respect to such Lender.

2.9 The following is added to the end of the second sentence of Section 2.09(a):

; provided that (1) no commitment fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) any commitment fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender

2.10 Section 3.02 and Section 3.03 are amended to read as set forth below:

3.02 Illegality.

If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans in the Applicable Currency, or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, the Applicable Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, from the date of such notice to the date such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist:

(a) any obligation of such Lender to make or continue Eurocurrency Rate Loans in the Applicable Currency or to convert Base Rate Loans to Eurocurrency Rate Loans in the Applicable Currency shall be suspended and the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Eurocurrency Rate Loans are denominated in Dollars, convert all Eurocurrency Loans of such Lender to Base Rate Loans (with the Base Rate determined other than by reference to the Eurocurrency Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans; and

(b) if such notice relates to the unlawfulness or asserted unlawfulness of charging interest based on the Eurocurrency Base Rate, then all Base Rate Loans shall accrue interest at a Base Rate determined without reference to the Eurocurrency Rate.

Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

3.03 Inability to Determine Rates.

If the Required Lenders determine in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof that (i) deposits in the Applicable Currency are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, (ii) adequate and reasonable means do not exist for determining the Eurocurrency Base Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan, or (iii) the Eurocurrency Base Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or in connection with a Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the Applicable Currency and Base Rate Loans determined by reference to the Eurocurrency Rate shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the Applicable Currency or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans (with the Base Rate determined other than by reference to the Eurocurrency Rate) in the amount specified therein.

2.11 In Section 8.01, clauses (q) and (r) are renumbered as clauses (r) and (s) and a new clause (q) is added to read as follows:

(q) Liens in favor of the L/C Issuer or the Swing Line Lender, as applicable, on cash collateral securing the obligations of a Defaulting Lender or an Impacted Lender to fund risk participations in L/C Obligations and Swing Line Loans;

2.12 Section 8.06(c) is amended to read as follows:

(c) the Borrower may make any other Restricted Payments, provided that (i) the aggregate amount of Restricted Payments made in any four fiscal quarter period shall not exceed the amount equal to 35% of Consolidated Net Income for such four fiscal quarter period and (ii) prior to making any such Restricted Payment, the Borrower shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving effect on a Pro Forma Basis to such Restricted Payment, the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11 as of the most recent fiscal quarter end for which the Borrower has delivered financial statements pursuant to Section 7.01(a) or (b).

2.13 Section 8.11(b) is amended to read as follows:

(b) Consolidated Net Worth. Permit Consolidated Net Worth at any time to be less than the sum of an amount equal to (i) $90,000,000 increased on a cumulative basis as of the end of each fiscal quarter of the Borrower, commencing with the fiscal quarter ending March 31, 2009 by an amount equal to 50% of Consolidated Net Income (to the extent positive) for the fiscal quarter then ended plus (ii) 100% of the proceeds of all equity issuances after December 31, 2008 minus (iii) 50% of all non-cash charges for the write down of intangible assets (including goodwill) incurred after December 31, 2008 minus (or plus) (iv) accrued losses (or gains) resulting from foreign currency translations as reflected on the consolidated balance sheet of the Borrower and its Subsidiaries to the extent such losses (or gains) are not realized in a cash transaction, provided that if as of the date of determination the aggregate accrued losses (net of the aggregate accrued gains) during the period from December 31, 2008 to such date of determination exceed $10 million, then only $10 million shall be deducted pursuant to this clause.

2.14 A new clause (e) is added to Section 8.11 to read as follows:

(e) Minimum Consolidated EBITDA. Permit Consolidated EBITDA as of the end of any fiscal quarter of the Borrower to be less than $15 million for the period of four consecutive fiscal quarters then ended.

3. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions precedent:

(a) receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties and the Required Lenders;

(b) receipt by the Administrative Agent of a certificate of a secretary or assistant secretary of each Loan Party certifying that the resolutions of the board of directors (or its equivalent) of such Loan Party delivered at the closing of the Credit Agreement have not been rescinded or modified and remain in full force and effect on the date hereof; and

(c) receipt by the Administrative Agent, for the account of each Lender that executes this Amendment by no later than December 31, 2008, of an amendment fee equal to 25 basis points (0.25%) on the Revolving Commitment of such Lender (after giving effect to the reduction of such Revolving Commitment pursuant to the terms of this Amendment).

4. Amendment is a “Loan Document”. This Amendment is a Loan Document.

5. Reaffirmation of Representations and Warranties. Each Loan Party represents and warrants that, after giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier period).

6. Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7. Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

8. No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

9. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by facsimile or electronic imaging means shall be effective as an original.

10. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	ICT GROUP, INC., a Pennsylvania corporation

By:
	Name:	Robert T. Marley
	Title:	Senior Vice President and Treasurer

GUARANTORS:	ICT ENTERPRISES, INC., a Delaware corporation

By:
	Name:	Vincent A. Paccapaniccia
	Title:	Chief Financial Officer and Treasurer

ICT INTERNATIONAL, INC., a Delaware corporation

By:
	Name:	Vincent A. Paccapaniccia
	Title:	Chief Financial Officer and Treasurer

ICT RESOURCES, INC., a Delaware corporation

By:
	Name:	Vincent A. Paccapaniccia
	Title:	Chief Financial Officer and Treasurer

ICT ACCOUNTS RECEIVABLE MANAGEMENT, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Pages Continue]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDER:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
	Name:	Mary Giermek
	Title:	Senior Vice President

CITIZENS BANK OF PENNSYLVANIA

By:
Name:
Title:

SOVEREIGN BANK

By:
Name:
Title:

MANUFACTURERS & TRADERS TRUST COMPANY

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title: